合併(含併購及被併購)意向書

甲方：億杰科技股份有限公司

乙方：美商 Aerkomm Inc.

丙方：迪摩系統股份有限公司

丁方：愛爾康資料處理股份有限公司

甲方與乙方、丙方及丁方就乙方及丙方持有之丁方股份之合併(含併購及被併購之可能性)進行初步磋商；為進一步開展合併之相關調查，並完善相關手續，雙方達成以下合併意向書(以下簡稱本意向書)，本意向書旨在就雙方合併程序進行中有關工作溝通事項進行約定，其結果對雙方是否最終進行合併沒有約束力。此合併案不限以現金併購、換股企業併購、成立控股公司等方式進行。

第一條 本意向書宗旨及地位

1.1 本意向書旨在對截至本意向書簽署之日，甲、乙、丙及丁四方就合併(含併購及被併購之可能性)可能性業已達成之全部意向作出概括性表述，及對有關交易原則和條件進行初步約定；同時，明確相關工作程序和步驟，以積極推動後續併購之實施。

1.2 於合併(含併購及被併購之可能性)時，甲、乙、丙及丁四方和/或相關各方應在本意向書的基礎上，分別就有關股權轉讓、資產重組、資產移交、債務清償及轉移等具體事項簽署一系列協議和/或其他法律文件。屆時簽署的該等協定和/或其他法律文件生效後將構成相關各方就有關具體事項達成的最終協定，並取代本意向書的相應內容及本意向書各方之間在此之前就相同議題所達成的口頭的或書面的各種建議、陳述、保證、承諾、意向書、諒解備忘錄、協議和合約。

1.3 因甲方為台灣公開發行公司，簽訂合約後，甲方須對丁方進行查核程序並由第三方出具鑑價與公允市價報告，而丁方對甲方評價乃依照中華民國主管機關規

定之相關訂價規則辦理。

第二條 排他協商條款

四方如未取得他方書面同意，皆不得與第三方公開或私下進行合併接觸或相關談判，否則視為違約。

第三條 盡職調查

3.1 在本意向書簽署後，甲方安排其工作人員對丁方之資產、負債、或重大合約、訴訟、仲裁事項等進行全面的盡職調查。對此，丁方應予以充分的配合與協助。

3.2 如果在盡職調查中，甲方發現存在對本意向書下的交易有任何實質影響的任何事實（包括但不限於目標公司未披露之對外擔保、訴訟、不實資產、重大經營風險等），甲方應書面通知乙方、丙方及丁方，列明具體事項及其性質，甲、乙、丙及丁四方應當開會討論並盡其努力善意地解決該事項。若在甲方上述書面通知發出之日起十個工作日內，乙方、丙方及丁方不能解決該事項至甲方(合理）滿意的程度，甲方得於上述書面通知發出滿十個工作日後，以給予乙方、丙方及丁方書面通知的方式終止本意向書。

第四條 正式合併協議

4.1 本意向書之有效期間為自簽約日起算一年內，除因第五條終止本意向書外，四方如於有效期間未能議定正式合併協議，本意向書即失其效力。

4.2 於下列先決條件全部獲得滿足之日起七個工作日內，甲方及丁方應正式簽署合併協議：

(1) 甲方已完成對丁方的盡職調查工作，未發現存在對本次交易有實質性影響的重大事實（或發現該等重大事實但經雙方友好協商得以解決)；

(2) 簽署的正式併購協議（包括其附件）的內容與格式為甲方與丁方所滿意。

(3) 甲、丁雙方依《公司法》、《證券交易法》及《企業併購法》及其他法律之規定，於股東會、董事會通過併購案。

第五條 本意向書終止

5.1 合意終止：本意向書簽署後，經甲、乙、丙及丁四方協商一致，本意向書得終止。

5.2 違約終止：本意向書簽署後，任一方發生違約情形，無違約方方可依本意向書規定單方終止本意向書。

5.3 自動終止：本意向書簽署後，得依第 3.2 款之規定自動終止。

第六條 批准、授權和費用分擔

6.1 本意向書簽署時應取得各方有權決策機構的批准和授權。

6.2 甲、乙、丙及丁四方同意，在併購過程中所產生的評估報告費用由發起查核方承擔，其他費用由四方各自承擔。

第七條 保密

7.1 四方同意本意向書所有條款及基於本意向書四方所獲得的全部資訊均屬保密資料，惟如披露為法律所要求的義務或責任者，不在此限。

7.2 本意向書四方同意，不將保密資料用於下述情況以外的任何目的：法律所要求、本意向書有明確規定、或任何就本意向書所遭致之訴訟、仲裁、行政處罰；惟在該等情況下，也應嚴格依有關法律規定使用保密資料。

第八條 其他

8.1 本意向書未定事宜，四方應本誠信原則共同協議解決，若仍有未盡事宜，依中華民國法律處理之。如因本意向書爭議涉訟時，應以臺灣臺北地方法院為第一審管轄法院。

8.2 本意向書正本一式肆份，四方各執壹份，具同等法律效力。

甲方：億杰科技股份有限公司

統編：84167600

法人代表：徐志明

地址：台北市內湖區內湖路一段118號4樓

乙方：Aerkomm Inc.

統編：46-342-4568

法人代表：Louis Giodimaina

地址：44043 Fremont Blvd. Fremont. CA 94538 USA

丙方：迪摩系統股份有限公司

統編：27957667

法人代表：許榮唐

地址：台北市中正區衡陽路77號3樓

丁方：愛爾康資料處理股份有限公司

統編：50782227

法人代表：徐志明

簽署人：張勝鈞

地址：台北市內湖區內湖路一段118號4樓

中　華　民　國　112　年　7　月　28　日

Letter of Intent for Merger

Party A：Ejectt Inc.

Party B：Aerkomm Inc.

Party C：dMobile System Co., Ltd.

Party D：Aerkomm Taiwan Inc.

Party A, Party B, Party C, and Party D have initiated preliminary discussions regarding the potential merger (including the possibility of acquisition and being acquired) of Party D's shares held by Party B and Party C. In order to further conduct the relevant investigations and complete necessary procedures for the merger, both parties have reached the following Letter of Intent for Merger (referred to as "this Letter of Intent" hereinafter). This Letter of Intent aims to establish agreements regarding communication matters during the merger process between both parties and does not bind them to the final decision of whether to proceed with the merger. This merger case is not limited to cash acquisition, stock exchange merger, or the establishment of a holding company.

Article 1: Purpose and Status of this Letter of Intent

1.1 This Letter of Intent aims to provide a summary statement of all the intentions already reached by Parties A, B, C, and D as of the date of signing this Letter of Intent regarding the potential merger (including the possibility of acquisition and being acquired). It also serves as a preliminary agreement on transaction principles and conditions. Furthermore, it outlines the relevant work procedures and steps to actively promote the implementation of the subsequent merger.

1.2 In the event of a merger (including the possibility of acquisition and being acquired), Parties A, B, C, and D, and/or other relevant parties shall, based on this Letter of Intent, sign a series of agreements and/or other legal documents concerning specific matters such as equity transfer, asset restructuring, asset transfer, debt settlement, and transfer, among others. The agreements and/or other legal documents signed at that time shall constitute the final agreement reached by the parties involved regarding the specific matters and shall supersede the corresponding contents of this Letter of Intent and any

oral or written suggestions, statements, warranties, commitments, letters of intent, memoranda of understanding, agreements, and contracts made by the parties to this Letter of Intent prior to that point on the same issues.

1.3 As Party A is a publicly traded company in Taiwan, after signing the contract, Party A is required to undergo an audit process for Party D and obtain an appraisal and fair market value report from a third party. The valuation of Party A by Party D will be conducted in accordance with the relevant pricing rules stipulated by the competent authorities of the Republic of China (Taiwan).

Article 2: Exclusive Negotiation Clause

Unless otherwise agreed upon in writing by all four parties, none of the parties shall engage in any public or private merger discussions or negotiations with third parties. Any such engagement without the consent of the other parties shall be considered a breach of contract.

Article 3: Due Diligence

3.1 After the signing of this Letter of Intent, Party A shall arrange for its staff to conduct a comprehensive due diligence investigation on Party D's assets, liabilities, significant contracts, litigation, arbitration matters, and other relevant information. Party D shall provide full cooperation and assistance in this regard.

3.2 If, during the due diligence process, Party A discovers any facts that have a material impact on the transaction contemplated under this Letter of Intent (including, but not limited to, undisclosed external guarantees, litigation, misrepresented assets, significant operational risks, etc.), Party A shall provide written notice to Party B, Party C, and Party D, specifying the specific matters and their nature. Parties A, B, C, and D shall convene a meeting to discuss and make reasonable efforts in good faith to resolve the matter.

If, within ten (10) working days from the date of Party A's aforementioned written notice, Party B, Party C, and Party D fail to resolve the matter to the satisfaction of Party A (to a reasonable extent), Party A may terminate this Letter of Intent by providing written notice to Party B, Party C, and Party D, which shall be given no earlier than ten (10) working days after the issuance of the aforementioned written notice.

Article 4: Formal Merger Agreement

4.1 The validity period of this Letter of Intent shall be one year from the date of signing. Except for the termination of this Letter of Intent under Article 5, if the parties fail to reach an agreement on the formal merger agreement within the validity period, this Letter of Intent shall become null and void.

4.2 Within seven (7) working days from the date on which all of the following prerequisites are fully satisfied, Party A and Party D shall formally sign the merger agreement:

(1) Party A has completed the due diligence investigation on Party D and has not discovered any significant facts that would have a substantial impact on the transaction (or if any significant facts were discovered, they have been resolved through amicable negotiations between the parties).

(2) The content and format of the formal merger agreement (including its annexes) that has been signed are satisfactory to both Party A and Party D.

(3) Both Party A and Party D have complied with the provisions of the Company Law, Securities Exchange Act, Mergers and Acquisitions Act, and other applicable laws. The merger case has been approved by the shareholders' meeting and the board of directors in accordance with the aforementioned laws.

Article 5: Termination of this Letter of Intent

5.1 Mutual Termination: After the signing of this Letter of Intent, if Parties A, B, C, and D agree through mutual consultation, this Letter of Intent may be terminated.

5.2 Breach Termination: After the signing of this Letter of Intent, if any party breaches the terms and conditions stated herein, the non-breaching party may unilaterally terminate this Letter of Intent in accordance with the provisions of this Letter of Intent.

5.3 Automatic Termination: After the signing of this Letter of Intent, it may be automatically terminated in accordance with the provisions of Section 3.2.

Article 6: Approval, Authorization, and Cost Sharing

6.1 At the time of signing this Letter of Intent, the approval and authorization of the respective decision-making bodies of each party shall be obtained.

6.2 Parties A, B, C, and D agree that the costs associated with the evaluation reports generated during the merger process shall be borne by the party initiating the due diligence. Other expenses shall be borne individually by each of the four parties.

Article 7: Confidentiality

7.1 All the provisions of this Letter of Intent and all information obtained by the four parties based on this Letter of Intent shall be considered confidential, except when disclosure is required by law or legal obligations.

7.2 The four parties of this Letter of Intent agree not to use the confidential information for any purpose other than in the following cases: as required by law, as explicitly provided in this Letter of Intent, or in any litigation, arbitration, or administrative penalties arising from this Letter of Intent. However, even in such cases, the confidential information shall be strictly used in accordance with applicable laws and regulations.

Article 8: Miscellaneous

8.1 Matters not covered by this Letter of Intent shall be resolved by mutual agreement based on the principle of good faith. If there are still unresolved matters, they shall be handled in accordance with the laws of the Republic of China (Taiwan). In the event of disputes or litigation arising from this Letter of Intent, the Taipei District Court in Taiwan shall have jurisdiction as the court of first instance.

8.2 This Letter of Intent is executed in four identical originals, with each party holding one copy, all of which have equal legal effect.

Party A: Ejectt Inc.
Unified Business Number: 84167600
Legal Representative: HSU, CHIH-MING
Signatory: TSENG,CHIEN-MING

Address: 4th Floor, No. 118, Section 1, Neihu Road, Neihu District, Taipei City

Party B: Aerkomm Inc.
Unified Business Number: 46-342-4568
Legal Representative: Louis Giodimaina

Address: 44043 Fremont Blvd. Fremont, CA 94538, USA

Party C: dMobile System Co., Ltd.
Unified Business Number: 27957667
Legal Representative:

Address: 3rd Floor, No. 77, Hengyang Road, Zhongzheng District, Taipei City

Party D: Aerkomm Taiwan Inc.
Unified Business Number: 50782227
Legal Representative: HSU, CHIH-MING
Signatory: CHANG,SHENG-CHUN

Address: 4th Floor, No. 118, Section 1, Neihu Road, Neihu District, Taipei City

Date: 28th July 2023